
WE BUILD THE NEXT GENERATION

企业优化及合规的重要性

The Importance of Optimization and Compliance

Forward-Looking Statement

TOGA
we build the next generation

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the “Company”) "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

过去3年
The past 3 years

- 组织未清楚建立、岗位编制不合理、岗位职责不明确
- Organization has not been clearly established, unreasonable staffing, and unclear duty

- 工作的进度趋缓，工作质量难以保证
- Progress of the work is slow; the quality of the work is not guarantee

现在：重组架构
Present: Restructure Organization

TOGA
we build the next generation

- 明确岗位编制与职权和明确岗位关系
- To define each department responsibility and authority, and to clarify the relationship between departments and positions.

- 设立了企业优化与合规部
- Set Up Corporate & Compliance Department

使命
Mission

- 宣传公司合规文化，以鼓励道德行为和对遵守法律的承诺，并在其他方面做出真诚的努力，以发现和防止犯罪行为。
- To promote an organizational culture that encourages ethical conduct and a commitment to compliance with the law and to otherwise make a good faith effort to detect and prevent criminal conduct.

愿景
Vision

- 促进诚信、透明度、责任制及合规文化，从而保护Toga Limited的声誉。
- To foster integrity, transparency, accountability, compliance culture that protects the reputation of Toga Limited.
- 推崇吹哨者制度
- To cultivate a whistleblowing culture

职责
Responsibility

- 确保公司在实现业务目标的同时，以合法和道德的方式运作。 负责制定合规计划、审查公司政策以及就可能的风险向管理层提供建议。
- To ensure a company functions in a legal and ethical manner while meeting its business goals. To responsible for developing compliance programs, reviewing company policies, and advising management on possible risks.

合规
Compliance

TOGA
we build the next generation

为什么需要合规?
Why compliance is required?

- 没有合规部门，将无法可靠地建立或维持他人的信任
- Without a compliance function, you cannot reliably build or maintain trust with others

- 合规有助于定义和规范公司的“运作方式” 及可以减少错误
- Compliance helps define and regulate an organization’s “how” and can reduce unforced errors

国有国法，家有家规
Country has its own law, family has its own rules

TOGA
we build the next generation

- 一个国家的管理靠法制，一个企业的管理靠制度。
- The management of a country depends on the law, and the management of a company depends on the company rules and regulations.

- 努力做到严格遵守公司规章制度，才能提升个人的质素，实现与公司共同发展，公司才能做大做强。
- Everyone must strictly comply with the company's rules and regulations in order to improve personal quality and grow together with the company, so that the company can become bigger and stronger.

国有国法，家有家规
Country Has Its Own Law, Family Has Its Own Rules

TOGA
we build the next generation

- 大家共同遵守可做与不可做的规范，能够保障公司不会陷入法律纠纷。
- Everyone abides by the norms of what can and cannot be done, which can protect the company from legal disputes.

遵从公司守则
Comply with the Code of Conduct

TOGA
we build the next generation

- 如有人发现这些不实内容，请向我们举报。
- Please report to us if anyone finds these false content.
- 保护商标，人人有责，因为商标是全部人的资产。
- Everyone has a responsibility to protect trademarks, as the trademark is the asset of everyone.

遵从公司守则
Comply with the Code of Conduct

TOGA
we build the next generation

- 若未获得公司批准，任何人不被允许在个人的社交媒体网页使用公司的品牌、标志或产品图像，以免造成混肴。
- Using logos or product images in anyone social media presence is not allowed without authorization from the company.


+ 关注
伊比

遵从公司守则
Comply with the Code of Conduct

TOGA
we build the next generation

- 公司不允许您使用其商标或商号作为您的档案名称或专页名称。请使用您自己的名字，因为人们比较容易记住您的名字，而不是您自创的另一个称号。

- Company will not allow the use of its trademarks or trade names as profile names or page names. Use your own name, as people are more likely to remember your name than one you've created.


yippi（伊比）小黄鸭
成功最大的关键在于相信自己

遵从公司守则
Comply with the Code of Conduct

TOGA
we build the next generation

你不被允许
You are not allowed


YIPPI CHANNEL

这个优管频道并非官方的，开设此频道者并未获得公司授权。

This Youtube channel is not belong to company, and the person who set up this channel has not been authorized by the company.

遵从公司守则
Comply with the Code of Conduct

TOGA
we build the next generation



Toga
YIPPI
1:59
Yippi
WAVE
1:09
YIppi
4:27
Yippi

你不被允许
Your are not allowed

这些视频并未获公司授权上载至视频平台。

These videos were not authorized by the company to upload to the video platform.

遵从公司守则
Comply with the Code of Conduct


YIPPI
首页
YIPPI
独特超级软件
应用功能
社交通讯
✓ 语音通话
✓ 消息回执
Mini Programs

你不被允许
You are not allowed

不知名人士在微信平台非法使用公司商标开发小程序。

Unknown people are illegally using company trademarks to develop mini programs on WeChat platform.

遵从公司守则
Comply with the Code of Conduct

TOGA
we build the next generation

- 公司不允许任何人在私人的办公室（例如悬挂商标在墙上）、私人财产（例如汽车、手机、行李箱等等）和任何文件（例如宣传单）使用其商标或商号。
- Company will not allow the use of its trademarks or trade names in your own office (e.g. displaying logos or products images), personal assets (e.g. automobile, handphone, luggage bag and etc.) and any other documents (e.g. flyer).

遵从公司守则
Comply with the Code of Conduct

TOGA
we build the next generation

你不被允许
You are not allowed

转发贴文时乱添加不实内容，作出虚假的陈述。

Add untrue or incorrect information when re-sharing or reposting social media posts.

在听演讲时，如同记者般在做报导，不间断把内容发至群组或社交媒体，并曲解演讲者的意思。

Act as a reporter, continuously share the contents to a group chat or social media, and misinterpret the meaning of the speaker while listening to a speech.


yippi伊比是全球唯一
获得美国FDA认证健
康APP，太棒啦！用
手机朋友不想辐射赶
快联系我...
抖音

遵从公司守则
Comply with the Code of Conduct

TOGA
we build the next generation


Following
Hot
Trending
玩游戏赢鸭蛋
发宝箱抢抢抢
一起和一姐做慈善

你不被允许
You are not allowed

Yippi平台虽曾有在做公益活动，但这个以个人名义直播者的直播简介有误导性，让Yippi 用户误认为他们的打赏数额是用于Yippi公益慈善。

Though the Yippi platform has been doing charity campaigns, this live caption uploaded by individuals was misleading, making Yippi users misunderstood that the Yipps rewards were for Yippi charity.

遵从公司守则
Comply with the Code of Conduct

TOGA
we build the next generation

- 针对侵权，公司100％绝不姑息，并会采取法律行动以维护公司权益。
- Company does not tolerate any form of infringement and will take legal action to protect the company's rights and interests.

- 公司会寄律师信，以步入司法程序。
- Company will send legal letter to enter judicial process.

欢迎分享公司官方账号的贴文
You are welcomed to share the posts of company's official account

TOGA
we build the next generation

- 大家可以追踪公司开设的官方账号，在公司发布官方贴文后，再把这些贴文分享去自己的朋友圈。
- You can follow the official account created by the company, and share these posts on your social media once the company has released the official posts.



Yippi
13 April at 15:00
YippiTV
如何参加？
YippiTV
GLOBAL LIVE DRAW
HOW TO JOIN?
Get The 1st Lucky Number
YippiTV
13 April at 13:35
【如何参加全球抽奖直播】
你知道该如何参与奖品超丰富的全球抽奖直播吗？
来看看以下教学，一步步教你如何参加抽奖活动，
下一位大奖赢家很可能就是你哦！ ... See more
You and 75 others
8 comments 15 shares
Like
Comment
Share



Yippi
12 April at 15:04
【小黄豆兑换方式】
See more
小黄豆兑换方式
Way to get Yellow Bean

欢迎分享公司官方账号的贴文
You are welcomed to share the posts of company’s official account

TOGA
we build the next generation


回顾2020年4月份功能更新
yippi VIPPI伊比 8 days ago
点击上方 订阅我们
回顾2020年4月份功能更新
Review of Feature Updates in April 2020
YIPPI伊比
看了过去三天有关于2020年一月至三月的Yippi功能更新，我们今天继续与您分享最近一次四月份的Yippi功能更新。刚更新Yippi应用的用户们一定要看！
After reading the Yippi features updates from January to March 2020 in the past 3 days, we will continue to share with you the latest Yippi features update in April today. Users who have just updated the Yippi app must read this!


Yippi Official
506 subscribers
HOME
VIDEOS
PLAYLISTS
CHANNELS
DISCUSSION
Uploads
PLAY ALL
2:13
2:17
1:19
Yippi Wave3.0如何将手机辐射转化成为有益的保护领域
41 views • 2 months ago
YippiTV Global Live Draw Ep.28 Recap
46 views • 2 months ago
YippiTV Global Live Draw EP. 27 Recap
34 views • 3 months ago

外部监管机构
External Regulator

TOGA
we build the next generation

制定和修订合规政策、给员工做合规培训、宣传企业合规文化、提高员工合规意识，从而保护投资者。

Set compliance policies, give employees compliance training, promote corporate compliance culture, and raise employees' awareness of compliance to protect company.

外部监管机构
External Regulator

在美国上市的公司受美国《反海外腐败法》管辖。

Companies listed in the US are governed by the U.S. Foreign Corrupt Practices Act.

美国所立的公司会计改革和投资者保护法案《索克思法案》。

SOX which to protect investors by improving the accuracy and reliability of corporate disclosures made pursuant to the securities laws, and for other purposes.

内部监管审查
Internal Regulatory

反舞弊
Anti-Fraud

包括调查员工职务侵占、受贿、关联交易、利益冲突等。这些行为直接损害公司利益，不利于公司的长远发展。

Include the investigation of bribery, related party transactions, conflicts of interest, etc. These actions directly damage the company's interests and are not conducive to the company's long-term development.

保护公司与股东权益
Protect the Rights of the Company and Shareholders

TOGA
we build the next generation

注册商标、知识产权和专利以保障公司及股东。

Register trademarks, intellectual property rights and patents to protect the company and shareholders.

保护公司与股东权益
Protect the Rights of the Company and Shareholders

TOGA
we build the next generation

参与和信息与通信科技有关的组织，提高公司能见度，扩大公司的影响力：
Participate in associations / organizations related to information and communication technology to improve the company's visibility and expand the company's influence

- PIKOM (Malaysia 马来西亚)
- SG Tech (Singapore 新加坡)
- Taipei Computer Association台北市电脑公会 (Taiwan Region 台湾地区)
- VINASA (Vietnam 越南)

保护公司与股东权益

Protect the Rights of the Company and Shareholders

TOGA
we build the next generation

PIKOM即马来西亚国家信息与通信协会（The National Tech Association of Malaysia），它是马来西亚信息与通信技术（ICT）行业的代表。 该协会目前拥有超过1300家公司成员，涉及整个ICT产品与服务领域，并且控制着马来西亚80%的ICT贸易份额。

PIKOM, THE NATIONAL TECH ASSOCIATION OF MALAYSIA, which is the association representing the technology (TECH) industry in Malaysia. Its membership currently stands at more than 1,000 active companies involved in a whole spectrum of TECH products and services which command 80% of the total TECH business in Malaysia.

PIKOM

保护公司与股东权益
Protect the Rights of the Company and Shareholders

TOGA
we build the next generation

SGTech是新加坡科技行业的主要贸易协会。在迅速发展的技术领域中，SGTech致力于创建一个可以预测趋势的生态系统，并制定可持续发展计划，以增强科技社区并帮助行业发展。

SGTech is a premier trade association for the tech industry in Singapore. Within a rapidly evolving technology landscape, SGTech strives to create an ecosystem that anticipates trends and develops sustainable initiatives to strengthen the community and help the industries grow.

SGTECH

保护公司与股东权益
Protect the Rights of the Company and Shareholders

Taipei Computer Association，简称「台北市电脑公会」，是在1974年11月5日成立的同业公会，是台湾资讯产业公会与协会组织的一大龙头，以推广台湾资讯产业发展为主。

Taipei Computer Association (TCA), established in 1974, is the leading industrial organization in Taiwan to promote the development of Taiwan's information industry.

TCA
台北市電腦公會
Taipei Computer Association

保护公司与股东权益
Protect the Rights of the Company and Shareholders

TOGA
we build the next generation

越南软件和IT服务协会（VINASA）是越南的一个全国性协会，在非政府和非营利性基础上运作，目的是促进成员之间的合作与相互支持，以促进发展越南软件和IT服务行业的发展，并保护会员的权利。

Vietnam Software & IT Services Association (VINASA) is a national association in Vietnam, operating on a non-governmental and not-for-profit basis with the purpose to promote co-operation and mutual support among the members, in order to promote the development of Vietnam software and IT services industry and to protect the members' rights.

vinasa

企业优化
Business Optimization

TOGA
we build the next generation

- 管理公司日常分析和业务流程的优化，以提高公司整体绩效、研究运营及绩效数据，并确定将业务流程与信息技术相结合的机会。

- **Responsibility of Optimize:** Manage day to day analysis and optimization of an organization's business processes in order to improve overall organization performance and to study operational, performance data and identify opportunity to align business processes with information technology.

TOGA
we build the next generation

为什么需要优化?
Why Optimization is required?

- 业务流程优化是通过改进流程来提高组织效率的实践。 这是业务流程管理（BPM）学科的一部分。 优化的流程可以让业务目标提早达成。
- Business process optimization is the practice of increasing organizational efficiency by improving processes. It’s a part of the discipline of business process management (BPM). Optimized processes lead to optimized business goals.

制定标准流程SOP与优化
Establish SOP and Optimization

TOGA
we build the next generation

一个高效的企业必须有良好的运行机制，大家才能各司其职、提高效率。
An efficient enterprise must have a good operating mechanism, so that everyone can perform their duties and improve efficiency.

企业欲做大并永续经营，不能单凭人员管理，而要以一个系统来管理。
To achieve sustainable in business operating, an enterprise cannot be managed by people alone, but must be managed by a system.

降低企业营运成本。
Reduce the operating costs of enterprises.

制定标准流程SOP与优化
Establish SOP and Optimization

TOGA
we build the next generation

简化并标准化流程，取得国际认证
Simplify and standardize processes and obtain international certification

质量管理体系（QMS）国际标准
ISO 9001:2015 Quality Management System

优化结果的案例
Example of Optimization Result

TOGA
we build the next generation



Re-applied
user country and bank country not match
Payment Request (74 Pending users for paymnet request)
Select
Submit
All country
Search:
Yippi Username
User Level
User Country
Beneficiary Name
Bank Account No
Bank Name

Yippi优化了付款给所有赚取打赏用户的支付方式，以加快公司付款速度，且无需手动进行付款。

Yippi has optimized the payment portal for users who earn income from Yippi to speed up the payment without making payments manually.

优化结果的案例
Example of Optimization Result

公司优化了“钉钉”的使用，利用各种功能提高工作效率，如报告、会议记录、会议安排等等

The company has optimized the use of various functions of Dingtalk to improve operation efficiency, such as reports, meeting minutes, scheduling meetings and so on.



Calendar
+ New
Today
Feb 6, 2020
Group Chat
Edit minutes
Monthly Cross Functional Team (CFT) Meeting
My Calendar
Public Calendar
My Task
Goal
Damien Hew
Leave Calendar

优化用户级别升级过程
Optimize Upgrade Process of User level

TOGA
we build the next generation



User Level Upgrade Process
User Level
New Application
Level 1
Level 1.5
Level 2
Level 3
Level 4
Level 5
Yippi User
CS
System
Start
Yippi App
1. Download Yippi App & Sign Up as User
Yippi App
2. Submit Application to Upgrade to L1 (ie: User Verification for KYC)
KYC Admin Panel
Conduct Verification on the validity according to KYC Work Instruction
*Note:
Refer to KYC Work Instruction (WI) for T&C
KYC Valid?
No
Yes
Special Invited User?
No
Yes
Yippi App
User Level Upgraded & Receive Notification of Upgrade
Achieved Criteria?
Yes
End

公司档案管理
Company Archive Management

TOGA
we build the next generation

统筹规划并负责企业档案的收集、整理、保管、鉴定、统计、提供及利用方面的工作。

Overall planning and responsible for the collection, arrangement, storage, identification, statistics, provision and utilization of enterprise files.

防疫措施
Safety Precautions

TOGA
we build the next generation

MedKlinn


DISTRIBUTED AND CONTINUOUS
AIR & SURFACE CLEANING SYSTEM

防疫措施
Safety Precautions

TOGA
we build the next generation


HOW TO USE
THE DISINFECTANT BOOTH
Step 1: Checkpoint
Wear 3 ply mask and check for symptoms.
Step 2: Hand Sanitizer
Sanitize your hand with the sanitizer liquid provided.
Step 3: Disinfecting Spray
Spraying will start once the infrared sensor is triggered.
Close your eyes.
DISINFECTANT BOOTH
ENTRY





未来6~12个月
In the next 6 ~ 12 months

TOGA
we build the next generation

获取“个人数据保护法令”认证
Personal Data Protection Act Certification

- 用户数据是公司宝贵的资产，公司很重视保护用户的个人数据安全以确保不外泄。公司致力于建立用户对平台的信任，用户可放心在平台创造更多的数据。

- User data is a valuable asset of the company, the company is putting effort in protecting the security of users' personal data from leakage. The company is committed to building users' trust on the platform, and users can rest assured to create more data on the platform.

未来6~12个月
In the next 6 ~ 12 months

取得更多国际ISO认证
Get More International Certification

- ISO 20000 IT Service Management 信息技术服务管理
- ISO 22301 Business Continuity Management System 业务连续性管理
- ISO 27001 Information Security Management 资讯安全管理制度

未来6~12个月
In the next 6 ~ 12 months

公司需要更多人才，招聘全球人才
The company needs more talents and recruits global talents.

- Talents with work experience in multinational companies
  有在跨国企业工作经验的人才
- R&D Experts 科技研发人员

参与和信息与通信科技有关的组织
Participate in organizations related to ICT

- HKCS (Hong Kong, China 中国香港)
- MSC Status (Malaysia 马来西亚)

保护公司与股东权益
Protect the Rights of the Company and Shareholders

TOGA
we build the next generation

香港计算机学会（HKCS）成立于1970年，是一个非营利性组织，致力于发展香港的信息技术（IT）专业和行业，拥有8,000多名成员。成员来自香港广泛的IT社区，从公司到志趣相投的个人，他们齐聚一堂，以提高我们的专业和行业形象。

Founded in 1970, the Hong Kong Computer Society (HKCS), with over 8,000 members, is a non-profit organisation focused on developing Hong Kong's Information Technology (IT) profession and industry. Members hail from a broad spectrum of Hong Kong's IT community, from corporations to like-minded individuals, all coming together to raise the profile of our profession and industry.

HONG KONG COMPUTER SOCIETY
IT Shapes the Future

未来6~12个月
In the next 6 ~ 12 months

TOGA
we build the next generation

马来西亚多媒体超级走廊资格（MSC Malaysia status）由马来西亚政府通过多媒体开发公司（MDeC）所认可，旨在开发或使用多媒体技术，以生产和增强其产品和服务的ICT和ICT促进业务。它也是世界一流服务与成就的标志，更是您获得马来西亚政府授予企业实体特权的通行证和网关。

MSC Malaysia status is a recognition by the Government of Malaysia through the Multimedia Development Corporation (MDeC), for ICT and ICT-facilitated businesses that develop or use multimedia technologies to produce and enhance their products and services. It is also a mark of world-class service and achievement and your passport and gateway to a host of privileges granted by the Government of Malaysia to the business entities.